UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS (Exact name of registrant as specified in charter)

7855 Ivanhoe Avenue, #210, La Jolla, CA	92037
(Address of principal executive offices)	(Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant’s telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

Mundoval Fund

ANNUAL REPORT

December 31, 2021

Mundoval Fund
Annual Report
December 31, 2021

Dear Shareholders,

For the year ended December 31, 2021, the Mundoval Fund (the “Fund”) returned 22.81% versus 21.82% for MSCI World Index. Since inception on September 3, 2004, the average annualized rate of return through December 31, 2021 for the Mundoval Fund was 8.76% versus 8.84% for the MSCI World Index.

Assets under management in the Fund as of December 31, 2021, were $29.98 million. During the year shares of Biogen, Inc., Citigroup Inc. and ViacomCBS were sold because the investment adviser believed them to be either fairly valued or determined that there were more attractive businesses to be purchased. New security positions for the year included CVS Health Corporation, Fresenius Medical Care AG & Co., Intel Corporation, Lockheed Martin Corporation, Merck & Co. and Tyson Foods, Inc. The geographic diversification of the Fund as of December 31, 2021, was 68.54% domestic stocks, 27.40% international stocks and 4.06% net cash equivalents. As of December 31, 2021, the Fund owned shares of common stock in 34 companies.

Despite the gradual increase in interest rates, inflation and the emergence of the coronavirus delta and omicron variants during the year, U.S. equity markets as measured by the S&P 500 Index gained more than 28% for the year ended December 31, 2021. The Dow Jones Industrial Average gained 18.73% while the technology centric NASDAQ composite index gained more than 21% during the year. Developed international stock markets, as measured by the MSCI EAFE Index, rose by more than 11% while Emerging Markets as measured by the MSCI Emerging Markets Index declined by 2.54% during the year.

Google’s parent company, Alphabet, Inc., was one of the best performing technology stocks in 2021 after its share price increased by more than 68%, its largest annual gain since 2009. Consumers have relied on Google’s web & mobile search services throughout the COVID-19 pandemic and the company benefitted tremendously from surging advertising demand as businesses competed to attract increased online consumer spending. Bank of America, the second largest U.S. money center bank by assets, increased its revenue and earnings per share in 2021 and returned $31.7 billion to shareholders via common stock dividends and repurchased shares. In fiscal 2021, The Estée Lauder Companies, increased net sales in Skin Care, Fragrance and Hair Care in every region of the world due to a two-fold increase in their direct to customer online business. Approximately 80% of the company’s sales in 2021 came from international markets. Diageo Plc, a distiller of over 200 brands of spirits sold in more than 180 countries worldwide, reported year over year increases in net sales and earnings per share in 2021. Strong at-home demand in the United States and the re-opening of bars and restaurants in Europe, where vaccination is more widespread, helped to increase organic sales of its global brands by 9% during the year.

Thank you for your business and continued support.

Sincerely,

Arthur Q. Johnson, CFA
Portfolio Manager

2021 Annual Report 1

Mundoval Fund

PERFORMANCE INFORMATION (Unaudited)

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED DECEMBER 31, 2021.

December 31, 2021 NAV $28.28

	1 Year(A)	3 Years(A)	5 Years(A)	7 Years(A)	10 Years(A)
Mundoval Fund	22.81%	24.63%	16.11%	11.39%	12.59%
MSCI World Index(B)	21.82%	21.70%	15.03%	11.52%	12.70%

The Fund’s Total Annual Operating Expense Ratio per the May 1, 2021 prospectus is 1.51% of the Fund’s average net assets. The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund.

(A) 1 Year, 3 Years, 5 Years, 7 Years and 10 Years returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2021 Annual Report 2

Expense Example (Unaudited)

Shareholders of this Fund incur ongoing expenses consisting solely of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2021, and held through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above, or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2021 to
	July 1, 2021	December 31, 2021	December 31, 2021

Actual	$1,000.00	$1,076.63	$7.69

Hypothetical	$1,000.00	$1,017.80	$7.48
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended December 31, 2021).

2021 Annual Report 3

Mundoval Fund
by Industry Sectors (as a percentage of Net Assets)
as of December 31, 2021
(Unaudited)

*Net Cash represents cash equivalents and liabilities in excess of other assets.

2021 Annual Report 4

Mundoval Fund

	Schedule of Investments
	December 31, 2021
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Aircraft
1,000 The Boeing Company *	$201,320	0.67%
Aircraft Engines & Engine Parts
4,000 Raytheon Technologies Corporation	344,240	1.15%
Beverages
4,000 Diageo PLC **	880,560
12,000 LVMH Moët Hennessy Louis Vuitton **	1,986,000
	2,866,560	9.56%
Cable & Other Pay Television Services
4,664 The Walt Disney Company	722,407	2.41%
Cigarettes
4,000 British American Tobacco PLC **	149,640	0.50%
Electronic Computers
20,000 Apple Inc.	3,551,400	11.85%
Fire, Marine & Casualty Insurance
1,600 Berkshire Hathaway Inc. Class B *	478,400	1.60%
Food and Kindred Products
6,000 Nestlé S.A. **	842,220	2.81%
Guided Missiles & Space Vehicles & Parts
700 Lockheed Martin Corporation	248,787	0.83%
Malt Beverages
2,500 Anheuser-Busch InBev SA/NV **	151,375	0.50%
National Commercial Banks
25,000 Bank of America Corporation	1,112,250	3.71%
Perfumes, Cosmetics & Other Toilet Preparations
5,000 The Estée Lauder Companies Inc. Class A	1,851,000	6.17%
Pharmaceutical Preparations
2,000 Grifols, S.A. **	22,460
2,000 Merck & Co.	153,280
12,000 Novo Nordisk A/S **	1,344,000
2,000 Organon & Co.	60,900
18,000 Roche Holding Ltd. **	930,420
30,000 Teva Pharmaceutical Industries Limited * **	240,300
	2,751,360	9.18%
Pipe Lines (No Natural Gas)
2,000 Enbridge Inc. (Canada)	78,160	0.26%
Poultry Slaughtering and Processing
1,500 Tyson Foods, Inc. - Class A	130,740	0.44%
Retail - Drug Stores and Proprietary Stores
1,500 CVS Health Corporation	154,740	0.52%
Retail - Family Clothing Stores
12,000 The TJX Companies, Inc.	911,040	3.04%
Rubber & Plastics Footwear
8,000 NIKE, Inc. Class B	1,333,360	4.45%
Security & Commodity Brokers, Dealers, Exchanges & Services
6,500 T. Rowe Price Group, Inc.	1,278,160	4.26%
Semiconductors & Related Devices
3,500 Intel Corporation	180,250
7,500 Taiwan Semiconductor Manufacturing Company Ltd. **	902,325
	1,082,575	3.61%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2021 Annual Report 5

Mundoval Fund

	Schedule of Investments
	December 31, 2021
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Services - Business Services, NEC
700 Alibaba Group Holding Limited * **	$83,153
7,500 MasterCard Incorporated Class A	2,694,900
	2,778,053	9.27%
Services - Computer Programming, Data Processing, Etc.
700 Alphabet Inc. Class A *	2,027,928
600 Alphabet Inc. Class C *	1,736,154
1,500 Meta Platforms, Inc. Class A *	504,525
	4,268,607	14.24%
Services - Miscellaneous Health & Allied Services, NEC
2,000 Fresenius Medical Care AG & Co. KGaA **	64,920	0.22%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
10,000 Unilever PLC **	537,900	1.79%
Sugar & Confectionery Products
4,500 The Hershey Company	870,615	2.90%
Total for Common Stocks (Cost - $9,142,542)	$28,759,829	95.94%
Money Market Funds
1,247,981 Invesco Short-Term Investments Trust Treasury
Portfolio Institutional Class 0.01% ***	1,247,981	4.16%
(Cost - $1,247,981)
Total Investment Securities	30,007,810	100.10%
(Cost - $10,390,523)
Liabilities in Excess of Other Assets	(29,707)	-0.10%
Net Assets	$29,978,103	100.00%

SUMMARY OF COMMON STOCKS BY COUNTRY
		% of Common
	Fair Value	Stocks
Belgium	151,375	0.53%
Canada	78,160	0.27%
China	83,153	0.29%
Denmark	1,344,000	4.67%
France	1,986,000	6.91%
Germany	64,920	0.23%
Israel	240,300	0.84%
Spain	22,460	0.08%
Switzerland	1,772,640	6.16%
Taiwan	902,325	3.14%
United Kingdom	1,568,100	5.45%
United States	20,546,396	71.43%
	$28,759,829	100.00%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. *** The yield shown represents the 7-day yield at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 6

Mundoval Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investment Securities at Fair Value	$30,007,810
(Cost - $10,390,523)
Dividends Receivable	6,754
Total Assets	30,014,564
Liabilities:
Payable to Adviser	36,461
Total Liabilities	36,461
Net Assets	$29,978,103

Net Assets Consist of:
Paid In Capital	$10,360,816
Total Distributable Earnings	19,617,287
Net Assets, for 1,059,893 Shares Outstanding	$29,978,103
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($29,978,103/1,059,893 shares)	$28.28

Statement of Operations
For the fiscal year ended December 31, 2021

Investment Income:
Dividends (Net of foreign withholding taxes of $24,184*)	$309,159
Total Investment Income	309,159
Expenses:
Management Fees	413,534
Total Expenses	413,534
Less: Expenses Waived	(6,451)
Net Expenses	407,083

Net Investment Loss	(97,924)

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,356,388
Change in Net Unrealized Appreciation on Investments	4,347,432
Net Realized and Unrealized Gain on Investments	5,703,820

Net Increase in Net Assets from Operations	$5,605,896

* Foreign withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 7

Mundoval Fund

Statements of Changes in Net Assets
	1/1/2021	1/1/2020
	to	to
	12/31/2021	12/31/2020
From Operations:
Net Investment Loss	$(97,924)	$(55,162)
Net Realized Gain on Investments	1,356,388	952,852
Change in Net Unrealized Appreciation on Investments	4,347,432	2,342,817
Increase in Net Assets from Operations	5,605,896	3,240,507
From Distributions to Shareholders:	(1,306,906)	(1,191,301)
From Capital Share Transactions:
Proceeds From Sale of Shares	86,050	164,469
Shares Issued on Reinvestment of Dividends	1,306,906	466,141
Cost of Shares Redeemed	(734,138)	(2,947,038)
Net Increase/(Decrease) from Shareholder Activity	658,818	(2,316,428)

Net Increase/(Decrease) in Net Assets	4,957,808	(267,222)

Net Assets at Beginning of Year	25,020,295	25,287,517
Net Assets at End of Year	$29,978,103	$25,020,295

Share Transactions:
Issued	3,281	8,011
Reinvested	47,215	19,743
Redeemed	(28,649)	(138,024)
Net Increase/(Decrease) in Shares	21,847	(110,270)
Shares Outstanding Beginning of Year	1,038,046	1,148,316
Shares Outstanding End of Year	1,059,893	1,038,046

Financial Highlights
Selected data for a share outstanding
throughout the period:	1/1/2021	1/1/2020	1/1/2019	1/1/2018	1/1/2017
	to	to	to	to	to
	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value -
Beginning of Year	$24.10	$22.02	$16.13	$17.63	$14.86
Net Investment Income/(Loss) (a)	(0.10)	(0.05)	0.06	0.03	0.04
Net Gain/(Loss) on Investments
(Realized and Unrealized)	5.57	3.30	5.94	(1.49)	2.76
Total from Investment Operations	5.47	3.25	6.00	(1.46)	2.80

Distributions (From Net Investment Income)	-	(0.03)	(0.06)	(0.04)	(0.03)
Distributions (From Realized Capital Gains)	(1.29)	(1.14)	(0.05)	-	-
Total Distributions	(1.29)	(1.17)	(0.11)	(0.04)	(0.03)

Net Asset Value -
End of Year	$28.28	$24.10	$22.02	$16.13	$17.63
Total Return (b)	22.81%	14.86%	37.23%	(8.29)%	18.86%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$29,978	$25,020	$25,288	$19,952	$23,915
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement (c)
Ratio of Expenses to Average Net Assets	1.48%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.36%	-0.24%	0.29%	0.18%	0.22%
Portfolio Turnover Rate	5.03%	2.30%	9.14%	7.11%	21.69%

(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an invest-
ment in the Fund assuming reinvestment of dividends and distributions.
(c) Effective May 1, 2017, the Adviser has agreed to waive a portion of its management fee. (Note 4)

The accompanying notes are an integral part of these financial statements.

2021 Annual Report 8

NOTES TO FINANCIAL STATEMENTS
MUNDOVAL FUND
December 31, 2021

1.) ORGANIZATION
The Mundoval Fund (the “Fund”) is a diversified series of the Mundoval Funds (the “Trust”), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund’s investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2021, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2021 Annual Report 9

Notes to Financial Statements - continued

OTHER: The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a

2021 Annual Report 10

Notes to Financial Statements - continued

derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2021:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,759,829	$0	$0	$28,759,829
Money Market Funds	1,247,981	0	0	1,247,981
Total	$30,007,810	$0	$0	$30,007,810

The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2021.

The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2021.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund has entered into an investment advisory agreement (the “Management Agreement”) with Mundoval Capital Management, Inc. (the “Adviser”). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. The Adviser has agreed to waive, without recoupment, a portion of its management fee (the “Fee Waiver”) so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2022, unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2022. For the fiscal year ended December 31, 2021, the Adviser earned management fees totaling $413,534, of which $36,461 was payable to the Adviser as of December 31, 2021. For the fiscal year ended December 31, 2021, the Adviser waived fees and/or reimbursed expenses in the amount of $6,451 with no recapture provision.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $1,500 each, for a total of $4,500, in Trustees fees by the Adviser for the fiscal year ended December 31, 2021. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2021, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,327,658 and $2,432,215, respectively. There were no purchases or sales of U.S. Government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, Arthur Q. Johnson and immediate family members, located at 7855 Ivanhoe Ave., Suite 210, La Jolla, California, beneficially held 66.76% of the Fund, and therefore may be deemed to control the Fund. Mr. Johnson is the President of the Adviser and serves as a Trustee of the Trust.

8.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at December 31, 2021, was $10,390,523. At December 31, 2021, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

2021 Annual Report 11

Notes to Financial Statements - continued

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$19,694,553	($77,266)	$19,617,287

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income	$ –	$ 33,272
Long-Term Capital Gain	1,306,906	1,158,029
	$ 1,306,906	$ 1,191,301

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation	$ 19,617,287
$ 19,617,287

As of December 31, 2021, there were no differences between book and tax basis unrealized appreciation.

As of December 31, 2021, total distributable earnings was increased by $48,011 and paid in capital was decreased by $48,011. The adjustment was primarily related to the reclassification of net operating loss.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2021, the Fund had 24.45% of the value of its net assets invested in stocks within the Information Technology sector.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2021 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Mundoval Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mundoval Fund (the “Fund”) as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2022

2021 Annual Report 13

ADDITIONAL INFORMATION December 31, 2021 (Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

2.) PROXY VOTING GUIDELINES
Mundoval Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the SEC’s website at http://www.sec.gov.

2021 Annual Report 14

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The trustees and officers of the Trust and their principal business activities during the past five years are:

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	with the	Time	During	Overseen	Held By
and Year of Birth	Trust	Served	Past 5 Years	By Trustee	Trustee

Arthur Q. Johnson(2),	President, Secretary,	Indefinite	President of Mundoval Capital
Year of Birth: 1961	Treasurer	Term,	Management, Inc. (2002 – current),	1	None
	and Trustee	Since 2004

Natalie G. McIntosh,	Chief Compliance	Indefinite	Chief Operating Officer and	N/A	N/A
Year of Birth: 1982	Officer	Term,	Investment Advisory
		Since 2006	Representative of Mundoval Capital
Management, Inc. (August 2006 –
current).

(1) The address of each trustee and officer is c/o Mundoval Funds, 7855 Ivanhoe Ave., Ste. 210, La Jolla, CA 92037.

(2) Arthur Q. Johnson is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Independent Trustees

Name,	Position	Length of	Principal	Number of	Other
Address(3),	with the	Time	Occupation(s)	Portfolios	Directorships
and Year of Birth	Trust	Served	During	Overseen	Held By
			Past 5 Years	By Trustee	Trustee

Martha G. Dennis,	Trustee	Indefinite	Principal, Gordian Knot	1	None
PhD.,		Term, Since	(2005 – current).
Year of Birth: 1942		July 2013

Paul J. Dostart,	Trustee	Indefinite	Managing Partner of Dostart	1	None
Year of Birth: 1951		Term, Since	Hannink & Coveney LLP (1996 –
		May 2014	current).

Selwyn Isakow,	Trustee	Indefinite	Chairman & CEO, The Oxford	1	None
Year of Birth: 1952		Term,	Investment Group, Inc. (1985 – cur-
		Since	rent). Chairman, CalPrivate Bank
		February	(2006 – current). Chairman, Private
		2012	Bancorp of America, Inc. (2015 –
current).

(3) The address of each Trustee is c/o Mundoval Funds, 7855 Ivanhoe Ave., Ste. 210, La Jolla, CA 92037.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-800-595-2877.

2021 Annual Report 15

Board of Trustees
Martha G. Dennis, PhD.
Paul J. Dostart
Selwyn Isakow
Arthur Q. Johnson

Investment Adviser
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Dr., Suite C
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Selwyn Isakow is an audit committee finical expert. Mr. Isakow is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$14,750	$14,750
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$4,250	$4,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: April 28, 2022

By: /s/Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: April 28, 2022